Exhibit 10(v)

STATE OF ALABAMA  )

COUNTY OF ___________      )



                 ASSIGNMENT AND ASSUMPTION OF SUBLEASE AGREEMENT
                                       AND
                              CONSENT BY SUBLESSOR


 THIS AGREEMENT is dated as of December ___, 1996 and entered into by and among;

                  ("Assignor"):     Cavalier Homes of Alabama, Inc.,
                                    an Alabama corporation
                                    P.O. Box 300
                                    Addison, Alabama  35540

                  ("Assignee"):     Cavalier Homes, Inc.,
                                    a Delaware corporation
                                    P.O. Box 300
                                    Addison, Alabama  35540

                  ("Sublessor"):    Estate of Jerry F. Wilson, John W Lowe and
                                    Robert Lowell Burdick,
                                    individuals residing in the State of Alabama
                                    Route 6, Box 238
                                    Addison, Alabama  35540

for the purpose of assigning from Assignor to Assignee, subject to the consent of Sublessor, a Commercial Sub-Lease Agreement dated July 30, 1996, between Jerry F. Wilson, John W Lowe and Robert Lowell Burdick, as Sublessor, and Cavalier Homes of Alabama, Inc., as Tenant ( the "Sublease").

                                                  R E C I T A L S:

                  A. Sublessor is the lessee under a lease agreement with option to purchase (the "Prime Lease") with the Industrial Development Board of the Town of Addison pursuant to an industrial revenue bond issue with respect to the Leased Premises described in Exhibit A.

                  B. Sublessor subleased the Leased Premises to Assignor pursuant to the terms of the Sublease, including the option to purchase the Leased Premises.

                  C. Assignor desires to assign unto Assignee all its right, title and interest in and to the leasehold estate created under the Sublease, including the option to purchase, and Assignee desires to accept such assignment and to assume all obligations under the Sublease arising after the effective date of the assignment.

                  D. Section 28 of the Sublease provides that the leasehold estate may not be assigned without the prior written consent of the Sublessor, which shall not be unreasonably withheld, and Sublessor desires to consent to such assignment.

                  NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter undertaken, and for other good and valuable consideration, receipt of which is hereby acknowledged by the parties, the parties agree as follows:

                  1. Effective Date. This assignment shall become effective on December ______, 1996 (the "Effective Date").

                  2. Assignment of Leasehold. Assignor does hereby transfer, sell, convey and assign unto Assignee all of Assignor's right, title and interest in and to the leasehold estate created under the Lease, including the option to purchase specifically set forth in said Sublease and all other provisions thereof.

                  3. Acceptance and Assumption. Assignee hereby accepts the foregoing transfer and assignment of the leasehold estate as provided in Section 2 above, and specifically assumes and agrees to perform and observe each and every term and condition to be performed or observed by Tenant pursuant to the terms and provisions of the Sublease effective as of the Effective Date; provided, however, that Assignee shall have no responsibility whatever for any obligations of Assignor under the Sublease which shall have accrued prior to the Effective Date.

                  4. Representations of Assignor. Assignor hereby represents and warrants unto Assignee that:

                  (a) the Sublease is in full force and effect and Assignor is not in default thereunder;

                  (b) Assignor is the Tenant under the Sublease and has full authority to enter into this Agreement; and

                  (c) Assignor shall observe all conditions and shall perform all obligations to be observed and performed on the part of the Tenant under the Sublease through the Effective Date of this Agreement.

                  5.  Acknowledgement by Assignee.  Assignee hereby acknowledges

                  (a) that it has reviewed the Sublease prior to the execution of this Agreement, and agrees to be bound as Tenant under the terms, conditions, covenants and obligations as set forth in the Sublease from and after the Effective Date; and

                  (b) that it has examined the Lease Premises and that neither Assignor nor Sublessor has made any warranties, covenants or representations with respect to the condition of the Leased Premises.

                  6. Consent of Sublessor. Sublessor does hereby expressly consent to the assignment of the leasehold estate created under the Sublease by Assignor unto Assignee, on the express condition that Assignee shall execute this Agreement whereby it shall assume all obligations of Assignor under the Lease from and after the Effective Date. Sublessor understands that Assignee, Cavalier Homes, Inc. is a Delaware corporation and based upon such representation, does hereby agree that, effective simultaneously with the Assignor's assignment and Assignee's assumption of the Sublease, Assignee shall be substituted for Assignor as Tenant under the Sublease and Assignor shall be released from all liability under the Sublease from and after the Effective Date and Assignor thereafter shall not be regarded as a party to the Lease for any purpose whatsoever.

                  7. Surrender of Premises. As of the Effective Date, Assignor shall surrender to Assignee the premises in good, broom-clean condition, wear and tear excepted, and shall surrender all keys for the premises to the Assignee.

                  8. Notices. Section 34 of the Sublease is hereby amended to provide that any notice to be given to Tenant shall be delivered as follows:

                                    Cavalier Homes, Inc.
                                    P.O. Box 300
                                    Addison, Alabama  35540

                  9. Miscellaneous. All the terms and conditions of the Sublease shall remain and continue in full force and effect, including the option to purchase. In case of any inconsistency between the Sublease and this Agreement, this Agreement shall govern and control. This Agreement may be amended, modified or cancelled only be an instrument in writing signed by all parties hereto. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first written above.


                                                     ASSIGNOR:

                             CAVALIER HOMES OF ALABAMA, INC.,
                             an Alabama corporation



                                                     By:
                                                     Its:

                                                     ASSIGNEE:

                              CAVALIER HOMES, INC.,
                             a Delaware Corporation



                                                     By:
                                                     Its:


                                                     SUBLESSOR:

                                         ESTATE OF JERRY F. WILSON



                                         Judith H. Wilson, as Executor



                                         David A. Roberson, as Executor




                                         John W Lowe




                                         Robert Lowell Burdick

STATE OF ALABAMA  )

____________ COUNTY        )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that _______________, whose name as ______________ of Cavalier Homes of Alabama, Inc., an Alabama corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he, in his capacity as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand this ______ day of _________________________________, 1996.



                                Notary Public
                                My Commission Expires:  _____________


STATE OF ALABAMA  )

____________ COUNTY        )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that _______________, whose name as ______________ of Cavalier Homes, Inc., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he, in his capacity as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand this ______ day of _________________________________, 1996.



                                Notary Public
                                My Commission Expires:  _____________

STATE OF ALABAMA  )

____________ COUNTY        )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Judith H. Wilson, whose name as Executor of the Estate of Jerry F. Wilson is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, she, in her capacity as such executor and with full authority, executed the same voluntarily for and as the act of said estate on the day the same bears date.

Given under my hand this ______ day of __________________________________, 1996.



                            Notary Public
                            My Commission Expires:  _____________


STATE OF ALABAMA  )

____________ COUNTY        )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that David A. Roberson, whose name as Executor of the Estate of Jerry F. Wilson is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he, in his capacity as such executor and with full authority, executed the same voluntarily for and as the act of said estate on the day the same bears date.

Given under my hand this ______ day of _________________________________, 1996.



                           Notary Public
                           My Commission Expires:  _____________

STATE OF ALABAMA  )

____________ COUNTY        )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that John W Lowe, whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he executed the same voluntarily on the day the same bears date.

Given under my hand this ______ day of _______________________________, 1996.



                              Notary Public
                              My Commission Expires:  _____________



STATE OF ALABAMA  )

____________ COUNTY        )

I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Robert Lowell Burdick, whose name is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing instrument, he executed the same voluntarily on the day the same bears date.

Given under my hand this ______ day of _______________________________, 1996



                             Notary Public
                             My Commission Expires:  _____________